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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 29, 2001



                             CHITTENDEN CORPORATION
                            (Exact name of Registrant
                            as specified in charter)


Vermont                         0-7974             03-0228404
(State or other jurisdiction    (Commission       (IRS Employer
of incorporation)               File Number)      Identification No.)

Two Burlington Square, Burlington, Vermont        05401
(Address of principal executive offices)        (Zip Code)


      Registrant's telephone number, including area code:  (802) 660-1410



                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)
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ITEM 5.  OTHER EVENTS

A copy of the quarterly financial statements is attached as an exhibit to this Form 8-K.
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                               INDEX TO EXHIBITS


EXHIBIT NUMBER                                                   PAGE NUMBER

  (28)  Additional Exhibits                                           5



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY:  /S/ F. Sheldon Prentice
         Senior Vice President, General Counsel and Secretary


DATE:  January 29, 2001